Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Town Sports International Holdings, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2008 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alexander Alimanestianu, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Town Sports International Holdings, Inc.

/s/  Alexander Alimanestianu
Alexander Alimanestianu
Chief Executive Officer

March 3, 2009